Exhibit 99.1

[FORM OF]
TENDER AND SUPPORT AGREEMENT
THIS TENDER AND SUPPORT AGREEMENT, dated as of June 11, 2017 (this “Agreement”), is by and among Sientra, Inc., a Delaware corporation (“Parent”), Desert Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), and ___________ (“Stockholder”).
RECITALS
A.    Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d‑3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock of, Miramar Labs, Inc., a Delaware corporation (the “Company”).
B.    Parent, Purchaser and Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides, among other things, for Purchaser to commence a tender offer (the “Offer”) for all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Shares”) and following the consummation of the Offer, the merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.
C.    As a condition to the willingness of Parent and Purchaser to enter into the Merger Agreement and as an inducement in consideration therefor, Stockholder has agreed to enter into this Agreement and tender and vote Stockholder’s Subject Securities (as defined below) as described herein.
AGREEMENT
The parties to this Agreement, for and in consideration of the foregoing and the mutual covenants, representations, warranties and agreements set forth herein, and intending to be legally bound, hereby agree as follows:

SECTION 1.	CERTAIN DEFINITIONS
For purposes of this Agreement:
(a)    Capitalized terms used herein that are not defined shall have the respective meanings assigned to those terms in the Merger Agreement.
(b)    “Contract” means any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligations of any kind, including, any voting agreement, proxy arrangement, pledge agreement, stockholder agreement or voting trust, to which Stockholder is a party or by which the Subject Securities are bound.

(c)    “Encumbrance” means any lien, pledge, hypothecation, security interest, option, right of first refusal, proxies, voting trusts or agreements, or other encumbrance (other than as created by this Agreement or restrictions on transfer under the Securities Act of 1933, as amended).
(d)    Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.
(e)    “Subject Securities” mean: (i) all Shares Owned by Stockholder as of the date of this Agreement; (ii) any Shares issued in respect of or otherwise subject to Company Options; (iii) any Shares issued in respect of or otherwise subject to Company Warrants; and (iv) all additional Shares of which Stockholder acquires Ownership during the Support Period.
(f)    “Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Termination Date.
(g)    “Termination Date” means the earlier of the date upon which:
(i)    the Merger Agreement is validly terminated;
(ii)    the Merger becomes effective; or
(iii)    any amendment or change to the Merger Agreement or the Offer is effected without the Stockholder’s consent that decreases the amount, or changes the form, (except with respect to extensions of the Offer in accordance with the terms of the Merger Agreement) timing, or likelihood of payment of consideration payable to all of the stockholders of the Company pursuant to the terms of the Merger Agreement or the CVR Agreement.
(h)    A Person is deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or Purchaser; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Purchaser; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

SECTION 2.	TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS
2.1    Restriction on Transfer of Subject Securities. Subject to Section 2.3 below, during the Support Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected. Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer other than the Offer.
2.2    Restriction on Transfer of Voting Rights. During the Support Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited or otherwise transferred into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities with respect to the subject matter of this Agreement.
2.3    Permitted Transfers. Section 2.1 above shall not prohibit a transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or (ii) upon the death of Stockholder; (b) if Stockholder is a limited partnership or limited liability company, to a partner or member of Stockholder; (c) if Stockholder is a corporation, to an affiliate under common control with Stockholder or (d) if Parent consents in writing with respect thereto; provided, however, that a transfer referred to in this sentence shall be permitted only if (A) as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement and (B) such transfer occurs no later than three (3) Business Days prior to the Expiration Date.

SECTION 3.	TENDER OF SUBJECT SECURITIES
3.1    Tender of Subject Securities. Unless this Agreement shall have been terminated in accordance with its terms, and subject to Section 5, Stockholder hereby agrees to tender the Shares Owned by Stockholder, including Shares acquired after the date hereof (collectively, the “Tender Shares”), or cause such Stockholder’s Tender Shares to be tendered, into the Offer promptly following, and in any event no later than the tenth (10th) Business Day following the commencement of the Offer. Unless this Agreement shall have been terminated in accordance with its terms, Stockholder will not withdraw the Tender Shares, or cause the Tender Shares to be withdrawn, from the Offer at any time, other than in accordance with Section 5.
3.2    Return of Subject Securities. If (a) the Offer is terminated or withdrawn by Purchaser, (b) the Merger Agreement is terminated prior to the purchase of the Tender Shares in the Offer or (c) Stockholder desires to withdraw any Shares previously tendered in accordance with the terms of Section 3.1, Parent and Purchaser shall promptly return, and shall cause any depository acting on behalf of Parent and Purchaser to return, all (or in the case of the preceding clause (c), any such portion) of the Tender Shares tendered by Stockholder in the Offer to Stockholder.

SECTION 4.	VOTING OF SHARES
4.1    Voting Covenant. Subject to the terms of Section 5, Stockholder hereby agrees that, during the Support Period, at any meeting of the stockholders of the Company, however called, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause the Shares included in the Subject Securities to be voted:
(a)    in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, and (ii) each of the other Transactions;
(b)    against any action or agreement that, to Stockholder’s knowledge, would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger

Agreement in a manner that would reasonably be expected to cause a failure of an Offer Condition to be satisfied; and
(c)    against the following actions (other than the Merger and the Transactions): (i) any Acquisition Proposal; (ii) any amendment to the Company’s certificate of incorporation or bylaws; or (iii) any change in a majority of the board of directors of the Company, in the case of the foregoing clauses (ii) and (iii) other than to the extent such action would not reasonably be expected to prevent the consummation of the Merger or any of the other Transactions or this Agreement.
Subject to the terms of Section 5, during the Support Period, Stockholder shall not enter into any agreement or understanding with any Peron to vote or give instructions in a manner inconsistent with clauses “(a)”, “(b)” or “(c)” of this Section 4.1.
4.2    Proxy.
(a)    Contemporaneously with the execution of this Agreement (i) Stockholder shall deliver to Parent a proxy in the form attached to this Agreement as Exhibit A, which shall be irrevocable (at all times prior to the Termination Date) to the fullest extent permitted by law with respect to the shares referred to therein (the “Proxy”); and (ii) Stockholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding Shares that are owned beneficially (within the meaning of Rules 13d-3 under the Exchange Act), but not of record, by Stockholder.
(b)    Stockholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder.
(c)    Parent hereby acknowledges and agrees that the Proxy set forth in this Section 4.2 shall not be exercised to vote, consent or act on any matter except as specifically contemplated by Section 4.1 and Parent agrees not to exercise the Proxy granted herein for any purpose other than the purpose described in Section 4.1.

SECTION 5.	COMPANY ADVERSE CHANGE RECOMMENDATION
If the Board of Directors of the Company has effected (and not withdrawn) a Company Adverse Change Recommendation in accordance with the Merger Agreement, then (a) the obligation of Stockholder to tender Stockholder’s Tender Shares in the manner set forth in Section 3.1 and (b) the obligation of Stockholder to vote its Shares, and the Proxy granted by Stockholder in accordance with Section 4, shall be modified such that the Stockholder, together with the other stockholders of the Company entering into substantially similar tender and support agreements with Parent on the date hereof (the “Other Support Agreements”), shall collectively only be required to tender into the Offer, or to vote in the manner so prescribed, respectively, that number of Shares equal to an aggregate number of Tender Shares which, together with Tender Shares as defined in the Other Support Agreements, equal in the aggregate thirty percent (30%) of the total number of Shares outstanding as of the expiration of the Offer or the occurrence of such vote, as the case may be (with Stockholder being obligated to tender or vote, as applicable, his pro rata portion thereof).

SECTION 6.	WAIVER OF APPRAISAL RIGHTS
Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Shares, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that Stockholder may have by virtue of, or with respect to, any Subject Securities Owned by Stockholder.

SECTION 7.	REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
Stockholder hereby represents and warrants to each of Parent and Purchaser as follows:
7.1    Authorization, etc. Stockholder has the authority and legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly authorized, executed and delivered by Stockholder and, assuming due authorization, execution and delivery by Parent and Purchaser, constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting enforcement of creditors’ rights generally and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.
7.2    No Conflicts or Consents.
(a)    The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Subject Securities pursuant to, any material Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or properties is or may be bound or affected, in each other than as would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.
(b)    The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any filing with, nor any permit, authorization, consent or approval of, any Person, other than (x) as required under the United States Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934 as amended (the “Exchange Act”), other similar securities laws and the rules and regulations promulgated thereunder and (y) where the failure to make such filings or obtain any such permit, authorization, consent or approval, would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement. No consent of, or registration, declaration or filing with, any Governmental Body is required to be obtained or made by or with respect to Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than (x) as required under the Securities Act, the Exchange Act, other similar securities laws and the rules and regulations promulgated thereunder and (y) as would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.
7.3    Title to Shares. As of the date of this Agreement, Stockholder holds of record, free and clear of any Encumbrance, the number of outstanding Shares set forth under the heading “Shares Held of Record” on the signature page hereof.
7.4    Merger Agreement. Stockholder has reviewed and understands the terms of this Agreement and the Merger Agreement, and Stockholder has had the opportunity to consult with such Stockholder’s counsel in connection with this Agreement. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

SECTION 8.	REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER
Each of Parent and Purchaser hereby, jointly and severally, represents and warrants to Stockholder as follows:
8.1    Authorization, etc. Each of Parent and Purchaser have all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Parent and Purchaser and, assuming due authorization, execution and delivery by Stockholder, constitute legal, valid and binding obligations of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting enforcement of creditors’ rights generally and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.
8.2    No Conflicts or Consents. The execution and delivery of this Agreement by Parent and Purchaser do not, and the performance of this Agreement by Parent and Purchaser will not: (a) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Parent and Purchaser or by which Parent or Purchaser or any of its properties is or may be bound, except for any conflict or violation which would not adversely affect in any material respect the ability of Parent or Purchaser to perform its obligations hereunder or consummate the transactions contemplated hereby; or (b) require any filing with, nor any permit, authorization, consent or approval of, any Person or require any consent of, or registration, declaration or filing with, any Governmental Body, other than (i) any applicable requirements of the Exchange Act, The NASDAQ

Global Select Market, and the DGCL, (ii) as required by Antitrust Laws, (iii) contemplated by the Merger Agreement (including schedules thereto), and (iv) where the failure to obtain such consents or approvals or to make such filings, would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Purchaser of any of their obligations under this Agreement.

SECTION 9.	COVENANTS OF STOCKHOLDER
9.1    Stockholder Information. Stockholder hereby agrees to permit Parent and Purchaser to publish and disclose in the Offer Documents Stockholder’s identity and ownership of the Subject Securities and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement.
9.2    Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder’s sole expense) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.
9.3    Stop Transfer Order; Legends. Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Securities, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such shares). The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon the Termination Date.

SECTION 10.	MISCELLANEOUS
10.1    Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall not survive the Termination Date.
10.2    Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
10.3    Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) two (2) business days after being sent by registered mail or by courier or express delivery service, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed, or (d) if sent by email transmission after 6:00 p.m. recipient’s local time and receipt is confirmed, the business day following the date of transmission; provided that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such party below (or to such other physical address or email address as such party shall have specified in a written notice given to the other parties hereto):

if to Stockholder:
at the address set forth on the signature page hereof;
and if to Parent or Purchaser:
Sientra, Inc.
420 S. Fairview, Suite 200
Santa Barbara CA 93117
Attn:     Jeffrey M. Nugent
Chief Executive Officer
Email:    jeff.nugent@sientra.com

with a copy to (which shall not constitute notice):
Cooley LLP

Attn:	C. Thomas Hopkins 1333 2nd Street, Suite 400 Santa Monica, CA 90401
Email:    thopkins@cooley.com

and

Cooley LLP

Attn:	Jamie Leigh 101 California Street, 5th Floor San Francisco, CA 94111
Email:    jleigh@cooley.com

10.4    Severability. In the event that any term or other provision of this Agreement, or the application thereof, is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Offer and the Merger be effected as originally contemplated to the fullest extent possible.
10.5    Entire Agreement; Amendment. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
10.6    Assignment; Binding Effect. No party may assign (by merger, operation of law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, that each of Parent or Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any one or more direct or indirect wholly owned Subsidiaries of Parent without the consent of the Stockholder, but no such assignment shall relieve Parent or Purchaser, as applicable, of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement will be void ab initio.
10.7    Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.
10.8    Specific Performance. The parties hereto acknowledge that money damages would be an inadequate remedy for any breach of this Agreement by any party hereto, and that the obligations of the parties hereto shall be enforceable by any party hereto through injunctive or other equitable relief.
10.9    Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
10.10    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, portable document format (PDF) or other electronic transmission, including by e-mail attachment, shall be effective as delivery of a manually executed counterpart of this Agreement.
10.11    Waiver. No failure on the part of Parent or Purchaser to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent or Purchaser in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither Parent nor Purchaser shall be deemed to have waived any claim available to Parent or Purchaser arising out of this Agreement, or any power, right, privilege or remedy of Parent or Purchaser under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent or Purchaser; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
10.12    Termination. This Agreement and all rights and obligations of the parties hereunder shall terminate, and no party shall have any rights or obligations hereunder, and this Agreement shall become null and void on, and have no further effect as of the Termination Date. Nothing in this Section 9.12 shall relieve any party from any liability for any willful, knowing and material breach of this Agreement occurring prior to the termination of this Agreement.
10.13    Directors and Officers. This Agreement applies to Stockholder solely in such Stockholder’s capacity as a holder of Subject Securities, and not to Stockholder or any representative of Stockholder serving as a director or officer of the Company in such capacity.
10.14    Construction.
(a)    For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
(b)    The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.
(c)    As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
(d)    Unless otherwise indicated or the context otherwise requires: (i) all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement; and (ii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement.
(e)    The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
[Signature Page Follows]

Exhibit 99.1

IN WITNESS WHEREOF, each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the day and year first above written.

SIENTRA, INC.

By:
Name:
Title:

DESERT ACQUISITION CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO TENDER AND SUPPORT AGREEMENT]

Exhibit 99.1

IN WITNESS WHEREOF, each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the day and year first above written.

STOCKHOLDER

Signature

Printed Name

Address:

Facsimile:

Shares Held of Record

[SIGNATURE PAGE TO TENDER AND SUPPORT AGREEMENT]

EXHIBIT A
FORM OF IRREVOCABLE PROXY
The undersigned stockholder (the “Stockholder”) of Miramar Labs, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Jeffrey Nugent, Charles Huiner and Sientra, Inc., a Delaware corporation (“Parent”), and each of them, the attorneys and proxies of the Stockholder, with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to (i) the outstanding shares of capital stock of the Company owned of record by the Stockholder as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the Stockholder may acquire on or after the date hereof (the shares of the capital stock of the Company referred to in clauses “(i)” and “(ii)” are collectively referred to herein as the “Shares”); provided that the number of Shares subject to this proxy shall be reduced, if applicable, pursuant to the terms of Section 5 of the Support Agreement (as defined below). Upon the execution hereof, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares.
This proxy is irrevocable, shall survive the Stockholder’s death, liquidation or termination, is coupled with an interest and is granted in connection with, and as security for, the Tender and Support Agreement, dated as of the date hereof, among Parent, Desert Acquisition Corporation, Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), and the Stockholder (the “Support Agreement”), and is granted in consideration of Parent entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Purchaser and the Company (the “Merger Agreement”). This proxy will terminate on the Termination Date (as defined in the Support Agreement). Capitalized terms not defined in this Proxy or in the Support Agreement shall have the respective meanings assigned to those terms in the Merger Agreement.
The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until (and including) the Termination Date at any meeting of the stockholders of the Company, however called, and in connection with any action by written consent of stockholders of the Company:
(i)    in favor of (A) the merger contemplated by the Merger Agreement (the “Merger”), the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (B) each of the other actions contemplated by the Merger Agreement and (C) any action in furtherance of any of the foregoing;
(ii)    against any action or agreement that, to Stockholder’s knowledge, would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement in a manner that would reasonably be expected to cause a failure of an Offer Condition to be satisfied; and
(iii)    against the following actions (other than the Merger and the other transactions contemplated by the Merger Agreement): (A) any Acquisition Proposal; (B) any amendment

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to the Company’s certificate of incorporation or bylaws; or (C) any change in a majority of the board of directors of the Company; in the case of the foregoing clauses (B) and (C) other than to the extent such action would not reasonably be expected to prevent the consummation of the Merger or any of the other Transactions or the Support Agreement.
The Stockholder may vote the Shares on all other matters not referred to in this proxy (including any Shares initially subject to this proxy but thereafter released from the terms of this proxy in accordance with Section 5 of the Support Agreement), and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.
This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).
Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Stockholder agrees to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
Dated: ___________, 2017

STOCKHOLDER

Signature

Printed Name

Number of Shares owned of record as of the date of this proxy:

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